INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY
                       TAX-EXEMPT TRUST, MULTI-SERIES 310


                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, effective March 9, 1999, the concession or agency commission allowed to broker-dealers and selling agents in connection with the distribution of Units of Tennessee Investors' Quality Tax-Exempt Trust, Series 1 during the initial offering period will be equal to the total sales charge applicable to the related transaction.


Dated: March 9, 1999